Morgan Stanley Fixed Income Opportunities Fund
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: CCO Holdings LLC 6.500% due 4/30/2021
Purchase/Trade Date:	 5/3/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $690,000
Percentage of Offering Purchased by Fund: 0.046
Percentage of Fund's Total Assets: 0.69
Brokers: UBS Investment Bank, BofA Merrill Lynch, Citi, Credit Suisse, Deutsche Bank Securities, JP Morgan, Goldman, Sachs & Co., US Bancorp, RBC Capital Markets, Morgan Stanley, Morgan Joseph TriArtisan,
Credit Agricole CIB
Purchased from: UBS

Securities Purchased: Sensata Technologies BV 6.500% due 5/15/2019
Purchase/Trade Date:	5/6/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $445,000
Percentage of Offering Purchased by Fund: 0.064
Percentage of Fund's Total Assets: 0.45
Brokers: Barclays Capital, Goldman, Sachs & Co., BMO Capital Markets, Morgan Stanley, RBC Capital Markets
Purchased from: Barclays Capital

Securities Purchased:  Wesfarmers Ltd. 2.983% due 5/18/2016
Purchase/Trade Date:	5/9/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $130,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.13
Brokers:  Barclays Capital, Goldman, Sachs & Co., JP Morgan,
BofA Merrill Lynch, Mitsubishi UFJ Securities, Mizuho Securities,
SMBC Nikko
Purchased from: Barclays Capital

Securities Purchased: Linn Energy LLC 6.500% due 5/15/2019
Purchase/Trade Date:	5/10/2011
Offering Price of Shares: $99.232
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.10
Brokers: Citi, Barclays Capital, BNP Paribas, Credit Agricole CIB, RBC Capital Markets, RBS, Wells Fargo Securities, Credit Suisse, BMO Capital Markets, Scotia Capital, UBS Investment Bank, Comerica Securities, ING, Societe Generale, US Bancorp, BBVA, Capital One Southcoast, DnB Nor Markets, Mitsubishi UFJ Securities
Purchased from: BNP Paribas

Securities Purchased: Alpha Natural Resources Inc. 6.25% due 6/1/2021
Purchase/Trade Date:	5/18/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $260,000
Percentage of Offering Purchased by Fund: 0.037
Percentage of Funds Total Assets: 0.25
Brokers: Morgan Stanley, Citi, BofA Merrill Lynch, Mitsubishi UFJ
Securities, RBS, PNC Capital Markets
Purchased from: Banc of America

Securities Purchased: Cricket Communications Inc. 7.750% due 10/15/2020
Purchase/Trade Date:	5/18/2011
Offering Price of Shares: $99.193
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $340,000
Percentage of Offering Purchased by Fund: 0.085
Percentage of Funds Total Assets: 0.34
Brokers: Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated,
Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Purchased from: Goldman Sachs

Securities Purchased: Barrick North America Finance 4.400% due 5/30/2021
Purchase/Trade Date:	5/24/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,350,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.14
Brokers: Morgan Stanley, RBC Capital Markets, Citi, JP Morgan, CIBC, HSBC, Scotia Capital, Barclays Capital, BMO Capital Markets, BNP Paribas, Mitsubishi UFJ Securities, Societe Generale, TD Securities,
UBS Investment Bank
Purchased from: Royal Bank of Canada

Securities Purchased: Fiserv Inc. 3.125% due 6/15/2016
Purchase/Trade Date:	6/6/2011
Offering Price of Shares: $99.940
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $170,000
Percentage of Offering Purchased by Fund: 0.028
Percentage of Fund's Total Assets: 0.17
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, US Bancorp, Credit Suisse, Wells Fargo Securities, PNC Capital Markets LLC, RBC Capital Markets, RBS,
TD Securities, BB&T Capital Markets, Citi, Comerica Securities, KeyBanc Capital Markets
Purchased from: JP Morgan

Securities Purchased: ABB Treasury Center USA Inc. 2.500% due 6/15/2016
Purchase/Trade Date:	6/14/2011
Offering Price of Shares: $99.368
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $90,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.09
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan,
Barclays Capital, BNP Paribas, Goldman, Sachs & Co., Morgan Stanley, RBS Purchased from: Deutsche Bank Securities

Securities Purchased:  Fresenius Medical Care US FINA 6.500% due 9/15/2018
Purchase/Trade Date:	 9/8/2011
Offering Price of Shares: $98.623
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.056
Percentage of Fund's Total Assets: 0.24
Brokers: Credit Suisse, JP Morgan, Morgan Stanley, Societe
Generale Corporate & Investment Banking, Barclays Capital, Commerzbank, BayernLB, BBVA, BNP Paribas, Credit Agricole CIB, DZ Bank AG, HELABA, Landesbank Baden-Wurttemberg, Raiffeisen Bank International AG,
The Royal Bank of Scotland, UniCredit Bank, WestLB, DnB NOR Markets,
HSBC, Scotia Capital, TD Securities, Wells Fargo Securities
Purchased from: JPMorgan Securities

Securities Purchased: Sealed Air Corp. 8.125% due 9/15/2019
Purchase/Trade Date:	 9/16/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund:  0.040
Percentage of Fund's Total Assets: 0.33
Brokers: Citigroup Global Markets Inc., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBS Securities Inc., BNP Paribas Securities Corp., Credit Agricole Securities (USA) LLC,
Rabo Securities USA, Inc.
Purchased from: Banc of America

Securities Purchased: Dolphin Subsidiary II Inc. 7.25% due 10/15/2021
Purchase/Trade Date:	 9/26/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.063
Percentage of Fund's Total Assets: 0.55
Brokers: Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Barclays Capital Inc., JP Morgan Securities LLC, Morgan Stanley & Co. LLC, BNP Paribas Securities Corp., Credit Agricole Securities (USA), Inc., Mitsubishi UFJ Securities (USA), Inc., Scotia Capital (USA) Inc.
Purchased from: Banc of America

Securities Purchased:  American Tower Corp. 5.900% due 11/1/2021
Purchase/Trade Date:	10/3/2011
Offering Price of Shares: $99.858
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund:  0.031
Percentage of Fund's Total Assets: 0.17
Brokers: Barclays Capital, BofA Merrill Lynch, Credit Agricole CIB,
RBC Capital Markets, RBS, BNP Paribas, Credit Suisse, Goldman, Sachs & Co., JP Morgan, Morgan Stanley, BBVA Securities, Citigroup, HSBC,
Mizuho Securities, Santander
Purchased from: RBS Securities

Securities Purchased:  The Mosaic Co. 3.750% due 11/15/2021
Purchase/Trade Date:	10/17/2011
Offering Price of Shares: $99.088
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund:0.011
Percentage of Fund's Total Assets: 0.06
Brokers: Barclays Capital, BofA Merrill Lynch, Morgan Stanley,
US Bancorp, Wells Fargo Securities, BNP Paribas, Goldman, Sachs & Co., Scotia Capital
Purchased from: Merrill Lynch

Securities Purchased: Sonoco Products Co. 5.750% due 11/1/2040
Purchase/Trade Date:	10/20/11
Offering Price of Shares: $101.649
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.054
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, JP Morgan, Wells Fargo Securities,
Deutsche Bank Securities, Mitsubishi UFJ Securities,
TD Securities, US Bancorp
Purchased from: Merrill Lynch


Securities Purchased: Verizon Communications Inc. 4.750% due 11/1/2041
Purchase/Trade Date:	10/27/11
Offering Price of Shares: $99.068
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.11
Brokers: Credit Suisse, Morgan Stanley, UBS Investment Bank,
Deutsche Bank Securities, RBC Capital Markets, Barclays Capital,
BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., JP Morgan,
Mitsubishi UFJ Securities, RBS, Wells Fargo Securities,
Mizuho Securities, Santander
Purchased from: UBS AG